UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23652

Dynamic Alternatives Fund

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jeffrey G. Wilkins, President and Principal Executive Officer

Dynamic Alternatives Fund

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2024

Item 1. Reports to Stockholders.

(a)

Dynamic Alternatives Fund

Annual Report

September 30, 2024

Hamilton Capital, LLC

5025 Arlington Centre Boulevard, Suite 300

Columbus, Ohio 43220

Dynamic Alternatives Fund

Management’s Discussion of Fund Performance

(Unaudited)

Dear Investors,

We are writing to mark the second anniversary of the Dynamic Alternatives Fund and share our latest quarterly update. Your continued partnership has been instrumental in our growth, and we deeply appreciate the trust you have placed in our team.

Our assets under management reached $178 million as of September 30th, enabling us to achieve greater operational efficiency and reduce our total expense ratio. We have been pleased with our returns and consistency in recent quarters. The Fund’s performance has been particularly strong, with quarterly returns exceeding 2% in four out of the last five quarters- one of our strongest periods since inception. Notably, we have maintained this performance while recording no down months in 2024, achieving these results through genuine alpha generation rather than increased risk exposure. The Fund has maintained remarkable stability, with just 1.2% annual volatility and near-zero correlation to global equity markets (0.02 beta to MSCI ACWI).

The past year brought positive returns across all investment asset classes, with Private Credit & Private Equity – comprising 40% of our portfolio – leading the way. While hedge funds delivered more modest gains, they continue to provide valuable diversification through their uncorrelated returns.

Our investment strategy continues to progress thoughtfully as we identify opportunities with increasingly attractive return profiles. Building on our successful positions in private credit and structured credit, we have identified several new investments that we believe offer even more compelling return potential:

●	Aircraft engine trading, where we see significant opportunities arising from current industry supply-demand dynamics

●	Selected real estate investments in areas experiencing capital constraints, presenting attractive entry points

●	Enhanced hedge fund allocations focused on strategies with greater upside potential while maintaining our disciplined risk management approach

The current market environment presents particularly attractive opportunities for patient, discerning investors. We believe that our ability to identify and access these opportunities, combined with our demonstrated track record of consistent performance, positions us well to generate strong risk-adjusted returns.

Our investment team remains focused on our core objective of delivering superior risk-adjusted returns through our dynamic investment process. The addition of new investment opportunities with higher return potential reflects our commitment to enhancing portfolio outcomes while maintaining our established risk parameters.

We appreciate your continued confidence in our approach and look forward to building on our recent momentum through the remainder of 2024 and beyond.

Best regards,

Lee J. Caleshu	Antonio Caxide
Deputy Chief Investment Officer	Chairman of the Senior Investment Council

Francis Chu	Jeffrey G. Wilkins
Managing Director of Portfolio Management	Deputy Chief Investment Officer and a Managing Director

Dynamic Alternatives Fund

Investment Results

(Unaudited)

Average Annual Total Returns(1) as of September 30, 2024

		Since
		Inception
	One year	(10/31/22)
Dynamic Alternatives Fund	9.12%	7.63%
Bloomberg U.S. Aggregate Bond Index(2)	11.57%	6.96%
MSCI ACWI Index(3)	31.76%	23.63%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Dynamic Alternatives Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. The Fund’s total returns reflect any fee waivers or recoupments during the applicable periods. If such fee waivers or recoupments had not occurred, the quoted performance would have been different.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 617-2624. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC (Member FINRA).

(1)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(2)	The Bloomberg U.S. Aggregate Bond Index (“Index”) is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed rate and hybrid adjustable rate mortgage pass throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(3)	The MSCI ACWI Index (“ACWI Index”) captures large and mid cap representation across the 23 developed markets countries and 24 emerging markets countries. The performance of the ACWI Index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or operating expenses. Individuals cannot invest directly in the ACWI Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Dynamic Alternatives Fund

Investment Results (continued)

(Unaudited)

Comparison of a $25,000 Investment in the Dynamic Alternatives Fund,
Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index

$40,000
$35,000
$30,000
$25,000
$37,526
$28,779
$28,440
Oct-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dynamic Alternatives Fund - $28,779
MSCI ACWI Index - $37,526
Bloomberg U.S. Aggregate Bond Index - $28,440

The chart above assumes an initial investment of $25,000 made on October 31, 2022 (commencement of operations) and held through September 30, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may e worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 617-2624. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Dynamic Alternatives Fund

Fund Holdings

(Unaudited)

Dynamic Alternatives Fund as of September 30, 2024(1)

(1)	As a percentage of net assets.

(2)	Consists of the Fund’s liabilities less any non-investment assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Dynamic Alternatives Fund

Schedule of Investments

September 30, 2024

Portfolio Funds*	Shares	% of Net Assets	Cost(1)	Fair Value	Initial Acquisition Date	Redemption Frequency(2)	Next Available Redemption Date
Hedge Funds
Centiva Offshore Fund, Ltd., Class A, Series 0621	65,572	4.3%	$6,912,774	$7,690,496	11/1/2022	Quarterly	12/31/2024(3)
Centiva Offshore Fund, Ltd., Class A, Series 0324	4,500	0.3%	450,000	461,102	3/1/2024	Quarterly	12/31/2024(3)
Centiva Offshore Fund, Ltd., Class A, Series 0424	2,500	0.1%	250,000	252,772	4/1/2024	Quarterly	12/31/2024(3)
Centiva Offshore Fund, Ltd., Class A, Series 0524	4,000	0.2%	400,000	400,240	5/1/2024	Quarterly	12/31/2024(3)
Centiva Offshore Fund, Ltd., Class A, Series 0624	12,000	0.7%	1,200,000	1,201,008	6/1/2024	Quarterly	12/31/2024(3)
Centiva Offshore Fund, Ltd., Class A, Series 0724	15,000	0.8%	1,500,000	1,503,170	7/1/2024	Quarterly	12/31/2024(3)
	103,572	6.4%	10,712,774	11,508,788

Corbin Hedged Equity Fund, LP	N/A	7.5%	12,156,299	13,400,534	11/1/2022	Monthly	10/31/2024

Mission Crest Macro Fund, Ltd., Class C, Series 0123	5,000	2.9%	5,000,000	5,155,531	1/3/2023	Monthly	10/31/2024
Mission Crest Macro Fund, Ltd., Class C, Series 0323	600	0.4%	600,000	626,762	3/1/2023	Monthly	10/31/2024
Mission Crest Macro Fund, Ltd., Class C, Series 0624	1,000	0.6%	1,000,000	1,020,256	6/1/2024	Monthly	10/31/2024
	6,600	3.9%	6,600,000	6,802,549

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Schedule of Investments

September 30, 2024 (Continued)

Portfolio Funds*	Shares	% of Net Assets		Cost(1)	Fair Value	Initial Acquisition Date	Redemption Frequency(2)	Next Available Redemption Date
Pinehurst Institutional Ltd., Class B1, Series 1	2,852	4.0%		$6,162,774	$7,196,933	11/1/2022	Quarterly	12/31/2024(3)
Pinehurst Institutional Ltd., Class B1, Series 152	611	0.7%		1,250,000	1,317,225	1/2/2024	Quarterly	12/31/2024(3)
Pinehurst Institutional Ltd., Class B1, Series 153	168	0.2%		350,000	362,785	2/1/2024	Quarterly	12/31/2024(3)
Pinehurst Institutional Ltd., Class B1, Series 154	213	0.3%		450,000	459,224	3/1/2024	Quarterly	12/31/2024(3)
Pinehurst Institutional Ltd., Class B1, Series 155	118	0.1%		250,000	253,925	4/1/2024	Quarterly	12/31/2024(3)
Pinehurst Institutional Ltd., Class B1, Series 156	189	0.2%		400,000	407,966	5/1/2024	Quarterly	12/31/2024(3)
	4,151	5.5%		8,862,774	9,998,058

Total Investments - Hedge Funds		23.3%		38,331,847	41,709,929

Structured Credit
Waterfall Eden Fund, Ltd., Class B1	4	0.0	%(4)	4,239	3,672	3/1/2023	Quarterly	12/31/2024(3)
Waterfall Eden Fund, Ltd., Class B2, Series 1	8,033	5.2%		8,020,761	9,164,546	3/1/2023	Quarterly	12/31/2024(3)
Waterfall Eden Fund, Ltd., Class B2, Series 3	400	0.2%		400,000	432,608	3/1/2024	Quarterly	12/31/2024(3)

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Schedule of Investments

September 30, 2024 (Continued)

Portfolio Funds*	Shares	% of Net Assets	Cost(1)	Fair Value	Initial Acquisition Date	Redemption Frequency(2)	Next Available Redemption Date
Waterfall Eden Fund, Ltd., Class B2, Series 5	400	0.2%	$400,000	$420,267	5/1/2024	Quarterly	12/31/2024(3)
Waterfall Eden Fund, Ltd., Class B2, Series 7	1,500	0.9%	1,500,000	1,545,216	7/1/2024	Quarterly	12/31/2024(3)
	10,337	6.5%	10,325,000	11,566,309

Private Credit
NB Credit Opportunities II Cayman LP(5)	N/A	2.9%	4,878,512	5,093,549	6/1/2023	N/A	N/A

Merchants Healthcare Fund 1 Onshore	N/A	6.0%	10,400,000	10,761,240	4/1/2024	Quarterly	N/A
		8.9%	15,278,512	15,854,789

Total Investments - Portfolio Funds		38.7%	63,935,359	69,131,027

Interval Funds
Private Credit
Cliffwater Corporate Lending Fund	2,386,393	14.6%	25,454,571	26,083,279	11/1/2022	Quarterly	10/14/2024

Structured Credit
1WS Credit Income Fund	460,636	5.0%	9,000,000	8,876,464	6/13/2024	Quarterly	10/9/2024
		19.6%	34,454,571	34,959,743

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Schedule of Investments

September 30, 2024 (Continued)

Portfolio Funds*	Shares	% of Net Assets	Cost(1)	Fair Value	Initial Acquisition Date	Redemption Frequency(2)	Next Available Redemption Date
Business Development Companies
Private Credit
Blackstone Private Credit Fund, Class I	441,309	6.3%	$11,000,000	$11,253,374	2/1/2023	Quarterly	12/31/2024

Closed-End Funds
Private Equity
AMG Pantheon Fund, LLC, Class 2	428,538	6.3%	8,918,011	11,296,268	11/1/2022	Quarterly	12/31/2024

Stepstone Private Markets, Institutional Class	191,236	5.9%	9,710,000	10,512,230	12/18/2023	Quarterly	12/15/2024

Total Investments - Closed-End Funds		12.2%	18,628,011	21,808,498

Open-End Mutual Funds	Shares	% of Net Assets	Cost(1)	Fair Value
Structured Credit
Axonic Strategic Income Fund, Institutional Class	1,198,352	6.1%	10,562,774	10,881,034

FPA New Income, Inc.	951,860	5.4%	9,100,000	9,528,115

Total Investments - Open-End Mutual Funds		11.5%	19,662,774	20,409,149

Money Market Funds
Goldman Sachs Financial Square Government Fund, Institutional Class, 4.84% (6)	15,776,724	8.8%	$15,776,724	$15,776,724

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Schedule of Investments

September 30, 2024 (Continued)

U.S. Treasury Obligations	Principal Amount	% of Net Assets	Cost(1)	Fair Value
United States Treasury Bill, 4.67%, 10/22/2024 (7)	$15,052,000	8.4%	$15,011,236	$15,010,447

Total Investments		105.5%	$178,468,675	$188,348,962

Liabilities in Excess of Other Assets		(5.5)%		(9,880,971)

Net Assets		100.0%		$178,467,991

*	Non-income producing security.
(1)	There were $879,991 in unfunded commitments for NB Credit Opportunities II Cayman LP as of September 30, 2024. There were no other unfunded commitments as of September 30, 2024 for any other Portfolio Funds or securities.
(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g., a soft or hard lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 10 to 100 days.
(3)	Subject to 25% investor level quarterly gate.
(4)	Amount is less than 0.05%.
(5)	Subject to eight year hard lock-up, with three one-year extensions.
(6)	Rate disclosed is the seven day effective yield as of September 30, 2024.
(7)	The rate shown represents effective yield at time of purchase.

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Statement of Assets and Liabilities

September 30, 2024

Assets
Investments in securities and Portfolio Funds, at fair value (cost $178,468,675)	$188,348,962
Cash	3,060,000
Dividends receivable	511,087
Prepaid expenses	5,211
Total assets	191,925,260

Liabilities
Subscriptions received in advance	$13,036,211
Payable to Adviser	287,962
Payable for audit and tax fees	40,830
Payable to Administrator	16,170
Other accrued expenses	76,096
Total liabilities	13,457,269

Net Assets	$178,467,991

Net Assets Consist Of
Paid-in capital	$167,376,918
Accumulated earnings	11,091,073
Net Assets	$178,467,991

Shares outstanding (no par value, unlimited shares authorized)	16,274,264
Net asset value and offering price per share	$10.97

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Statement of Operations

For the year ended September 30, 2024

Investment Income
Interest income	$267,891
Dividend income	5,930,774
Total Income	6,198,665

Expenses
Investment Adviser	1,314,959
Legal	109,672
Administration	73,670
Audit and tax preparation fees	40,415
Trustee	35,948
Chief Compliance Officer	34,619
Transfer agent	20,840
Printing	18,151
Custodian	13,906
Registration	13,648
Offering costs	13,297
Miscellaneous	71,559
Total expenses	1,760,684
Recoupment of prior expenses waived/reimbursed by Adviser	199,442
Net expenses	1,960,126
Net investment income	4,238,539

Realized and Change in Unrealized Gain/(Loss) from Investments
Long term capital gain dividends from investment companies	91,162
Net change in unrealized appreciation/(depreciation) from investments	7,171,499
Net realized and change in unrealized gain from investments	7,262,661
Net increase in net assets resulting from operations	$11,501,200

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Statements of Changes in Net Assets

	For The Year Ended September 30, 2024	For The Period Ended September 30, 2023(1)
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$4,238,539	$977,098
Long term capital gain dividends from investment companies	91,162	126,682
Net change in unrealized appreciation/(depreciation) from investments	7,171,499	2,708,788
Net increase in net assets resulting from operations	11,501,200	3,812,568

Distributions To Shareholders From
Earnings	(3,976,452)	(423,901)

Capital Share Transactions
Proceeds from issuance of shares	72,490,249	90,631,137
Reinvestment of distributions	3,909,289	423,901
Net increase in net assets resulting from capital share transactions	76,399,538	91,055,038
Net increase in net assets	83,924,286	94,443,705
Net assets at beginning of period	94,543,705	100,000
Net assets at end of period	$178,467,991	$94,543,705

Share Transactions
Shares issued	6,845,716	8,995,263
Reinvestment of distributions	381,022	42,263
Net increase in share transactions	7,226,738	9,037,526

(1)	For the period October 31, 2022 (commencement of operations) through September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Statement of Cash Flows

For the year ended September 30, 2024

Cash Flows From Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$11,501,200

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net (purchase)/sales of short-term investment securities	(15,607,370)
Purchase of long-term investment securities	(63,156,837)
Decrease in subscriptions to Portfolio Funds made in advance	975,000
Increase in dividends receivable	(283,310)
Increase in prepaid expenses and other assets	16,803
Increase in payable to Adviser	156,451
Increase in payable for investments purchased	(5,483,280)
Increase in payable for audit and tax fees	10,415
Increase in payable to Administrator	3,340
Increase in other accrued expenses and expenses payable	47,485
Net change in unrealized (appreciation)/depreciation from investments	(7,171,499)
Net cash used in operating activities	(78,991,602)

Cash flows from financing activities:
Proceeds from shares sold	72,490,249
Increase in subscriptions received in advance	9,628,516
Distributions paid (net of reinvestments)	(67,163)
Net cash from financing activities	82,051,602

Net change in cash	$3,060,000.00

Cash balance beginning of year	$—
Cash balance end of year	$3,060,000.00

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Financial Highlights

	For the Year Ended September 30, 2024	For the Period Ended September 30, 2023(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.45	$10.00

Investment operations:
Net investment income	0.38	0.16
Net realized and unrealized gains/(losses) from investments	0.54	0.39
Net change in net assets resulting from operations	0.92	0.55

Distributions from:
Net investment income	(0.39)	(0.10)
Net realized gains	(0.01)	-
	(0.40)	(0.10)
Net asset value, end of period	$10.97	$10.45

Total return(2)	9.12%	5.49	%(3)

Net assets, end of period	$178,467,991	$94,543,705

Ratios To Average Net Assets
Expenses after waiver/reimbursement or recoupment(4)	1.47%	1.75	%(5)
Expenses before waiver/reimbursement or recoupment(4)	1.32%	1.89	%(5)
Net investment income after waiver/reimbursement or recoupment(4)	3.17%	1.58	%(5)
Net investment income before waiver/reimbursement or recoupment(4)	3.32%	1.44	%(5)
Portfolio turnover rate	0.00%	0.00	%(3)

(1)	For the period October 31, 2022 (commencement of operations) through September 30, 2023.
(2)	Total return represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.
(3)	Not annualized.
(4)	The ratios do not reflect the Fund’s proportionate share of income and expenses of the underlying Portfolio Funds.
(5)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Notes to the Financial Statements

September 30, 2024

(1)	ORGANIZATION

The Dynamic Alternatives Fund (the “Fund”) was organized on March 24, 2021 as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified and operates as a “tender offer fund,” which means that it is subject to the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect thereto.

The Fund commenced operations on October 31, 2022. The Fund had no operations prior to October 31, 2022 other than those relating to organizational matters, including the issuance of 10,000 shares at $10.00 per share to its initial investor, Hamilton Capital, LLC (the “Adviser”), the investment adviser to the Fund. The Fund’s registration statement permits it to offer a single class of shares of beneficial interest (“shares”). The Fund’s shares will be offered monthly, as of the first business day of each month, based on the net asset value (“NAV”) per share calculated as of the last business day of the prior month. The Fund has registered $250,000,000 of shares for sale under the registration statement. The Fund is governed by the Board of Trustees (the “Board”).

The Fund’s investment objective is to seek total return through a combination of capital appreciation and income generation. The Fund seeks to achieve its investment objective by dynamically allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, private equity funds and private real estate investment funds, that are managed by unaffiliated asset managers and employ a broad range of investment strategies.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

Federal Income Taxes

The Fund intends to qualify as a “registered investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Therefore, no provision of federal income taxes is required.

Share Valuation

The Fund will calculate the NAV of the shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of shares (each such date, an “NAV Date”). Due to the nature of many of the securities held in the Fund’s portfolio, the valuation information necessary to calculate NAV will generally not be available until several weeks after each NAV Date. As a result, in general, the NAV will be calculated within approximately 30 calendar days after each NAV Date (based on the value of each portfolio holding as of the NAV Date).

(3)	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund has adopted valuation procedures (the “Valuation Procedures”) which have been approved by the Board. Under the Valuation Procedures, the Board has delegated to the Adviser the role of serving as the Fund’s valuation designee (the “Valuation Designee”), with responsibility for determining a fair value for securities for which market quotations are not readily available, subject to Board oversight. The Board receives valuation reports from the Valuation Designee on a quarterly basis and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income and expense, if any, are accrued each month. Dividends are recorded on the ex-dividend date. Distributions received from the Fund’s investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded.

Because the Fund invests a substantial portion of its assets in Portfolio Funds, the NAV of the shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

independently by the Fund or by the Adviser. Under the Valuation Procedures, the Adviser, as the Valuation Designee, is responsible for determining the fair value of each Portfolio Fund as of each date upon which the Fund calculates its NAV (i.e. NAV Date). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by an investment manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date. This may include any cash flows since the reference date of the last reported valuation by the Portfolio Fund Management, and relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by the Portfolio Fund that is reasonably available at the time the Portfolio Fund values its investments.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the NAV provided by Portfolio Fund Management does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets.

The Fund’s interests in Portfolio Funds may also be illiquid and may be subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents. See the Schedule of Investments for more information.

Generally, the fair value of the Fund’s investment in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by the applicable Portfolio Fund Management. All valuations were determined by the Adviser consistent with the Fund’s Valuation Procedures and are net of management and

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at September 30, 2024, if it were to liquidate its investments in the Portfolio Funds.

Investments in mutual funds, including money market mutual funds, business development companies and interval funds are generally priced at the closing NAV. These securities are categorized as Level 1 securities.

Fixed income securities are priced using evaluated prices supplied by approved pricing services, which may use electronic data processing techniques and/or a computerized matrix system to determine a fair value. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, rating, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser, as “Valuation Designee” under the oversight of the Board, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with the Valuation Procedures adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

In determining fair values as of September 30, 2024, the Adviser has, as a practical expedient, estimated fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date. Each investment for which fair value is measured using the Portfolio Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds and Closed-End Funds with a fair value of $69,131,027 and $11,296,268, respectively, have not been categorized.

Investments in mutual funds and money market mutual funds are generally priced at the closing NAV provided by the service agent of the funds. The following is a summary of the inputs used to value the Fund’s investments in such instruments as of September 30, 2024:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Interval Funds	$34,959,743	$—	$—	$34,959,743
Business Development Companies	—	11,253,374	—	11,253,374
Closed-End Funds	10,512,230	—	—	10,512,230
Open-End Mutual Funds	20,409,149	—	—	20,409,149
Money Market Funds	15,776,724	—	—	15,776,724
U.S. Treasury Obligations	—	15,010,447	—	15,010,447
Total	$81,657,846	$26,263,821	$—	$107,921,667

(4)	FEES AND TRANSACTIONS WITH RELATED PARTIES

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, computed and paid monthly, of 1.00% of the Fund’s month-end net assets.

The Adviser has contractually agreed under an Operating Expense Limitation Agreement (“Agreement”) to reduce the management fee and reimburse other expenses to ensure that total annual fund operating expenses (excluding brokerage commissions and other similar transactional expenses; interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); other borrowing costs and fees, including commitment fees; taxes; acquired fund fees and expenses; litigation and indemnification expenses; judgments; and extraordinary expenses) will not exceed 1.75% of the Fund’s average net assets. This Agreement will continue in effect until at least February 1, 2026 and will renew automatically for successive

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten days prior to the end of the then-current term, and can only be terminated prior to that date with approval from the Board. Management fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of up to three years from the date such fees were waived or expenses reimbursed, provided that the recoupments do not cause the total annual operating expenses (exclusive of such reductions and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or expenses reimbursed, and (ii) the expense limitation in effect at the time of recoupment. For the fiscal year ended September 30, 2024, the Adviser has recouped fees totaling $199,442. The Adviser has recouped all previously waived management fees and there are no more fees eligible for recoupment.

Investment managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees, or allocations based upon the NAV of the Fund’s investment in the Portfolio Fund. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. Generally, fees payable to an investment manager are estimated to range from 0.3% to 2.0% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain investment managers charge an incentive allocation or fee which can range up to 30% of a Portfolio Fund’s net profits. The impact of these fees is reflected in the Fund’s performance but are not operational expenses of the Fund. Incentive fees may be subject to certain hurdle rates.

Master Services Agreement

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

Consulting Agreement

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Distribution Agreement

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Fund are also employees of the Adviser and/or Ultimus.

(5)	ORGANIZATIONAL AND OFFERING COSTS

The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $159,564 incurred in connection with the offering and initial registration of the Fund have been deferred and were amortized on a straight-line basis over the first twelve months after commencement of operations. Costs of $124,459 incurred in connection with the organization of the Fund were expensed as incurred. During the year ended September 30, 2024, the amount of the offering costs amortized was $13,297. The amount of the offering costs remaining to amortize is $0.

(6)	CAPITAL SHARE TRANSACTIONS

The Fund is a closed-end tender offer fund and, to provide liquidity to shareholders, may from time to time offer to repurchase shares in accordance with written tenders by shareholders at those times, in those amounts and on such terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of the Adviser. The Adviser currently expects to recommend to the Board that the Fund offer to repurchase up to 5% of the Fund’s outstanding shares at the applicable NAV per share on a quarterly basis. However, the Fund is not required to conduct repurchase offers and may be less likely to do so during the first few years following the commencement of Fund operations and during periods of exceptional market conditions. The Fund commenced its initial repurchase offer on September 27, 2024, offering to repurchase up to 5% of the Fund’s outstanding shares.

Shares of the Fund will be offered for purchase only through the Distributor, or a Selling Agent, as of the first business day of each month. Capital transactions are recorded on their effective date.

(7)	PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2024, the purchase and sale of investments, excluding short-term investments, were $63,156,837 and $0, respectively.

For the fiscal year ended September 30, 2024, there were no purchases or sales of long-term U.S. government obligations.

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. As of September 30, 2024, there were no beneficial owners, directly or indirectly, of more than 25% of the Fund.

(9)	DISTRIBUTIONS

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

(10)	FEDERAL INCOME TAXES

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of September 30, 2024:

Gross unrealized appreciation	$5,877,412
Gross unrealized depreciation	(124,892)
Net unrealized appreciation	$5,752,520
Cost of investments	$182,596,442

The difference between the book-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

As of September 30, 2024, the following reclassifications was made on the Statement and Assets of Liabilities for the Fund:

Accumulated
Paid-In Capital	Earnings (Deficit)
$(31,386)	$31,386

As of September 30, 2024, the most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,245,895
Undistributed long term capital gains	98,441
Accumulated capital and other losses	(5,783)
Unrealized appreciation/(depreciation)	5,752,520
Total	$11,091,073

Dynamic Alternatives Fund

Notes to the Financial Statements (Continued)

The tax character of distributions for the fiscal period ended September 30, 2024 and September 30, 2023, were as follows:

	September 30, 2024	September 30, 2023
Distributions paid from:
Ordinary income	$3,848,781	$423,901
Net Long Term Capital Gains	127,671	—
Total distributions paid	$3,976,452	$423,901

Management of the Fund has reviewed tax positions taken in the tax year that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since then, as applicable). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

(11)	CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknow, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

(12)	SUBSEQUENT EVENTS

The Fund is required to recognize in this financial statement the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Dynamic Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Dynamic Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dynamic Alternatives Fund (the “Fund”) as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 31, 2022 (commencement of operations) through September 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and underlying fund administrators or managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Dynamic Alternatives Fund

Report of Independent Registered Public Accounting Firm (Continued)

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 27, 2024

Dynamic Alternatives Fund

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you will receive will show the tax status of all distributions paid to your account in any calendar year. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended September 30, 2024, 0% of the Fund’s ordinary income qualifies for the corporate dividends received deduction.

For the fiscal year ended September 30, 2024, the Fund designated $127,671 long-term capital gain distributions.

Dynamic Alternatives Fund

Approval of Advisory Agreement (Unaudited)

Renewal of Advisory Agreement – Dynamic Alternatives Fund*

At a meeting held on September 5, 2024, the Board of Trustees (the “Board”) of the Dynamic Alternatives Fund (the “Fund”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Hamilton Capital, LLC (the “Adviser”) and the Fund. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement including a memorandum prepared by independent legal counsel discussing the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement, detailed information provided by the Adviser regarding management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including the Adviser’s responses to an information request circulated by independent legal counsel on behalf of the Independent Trustees, the Adviser’s Form ADV, select financial statements of the Adviser, and information regarding the Adviser’s profitability from managing the Fund) and other pertinent information.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the renewal of the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent, and quality of services provided by the Adviser to the Fund under the Advisory Agreement and the amount of time the Adviser and its personnel devote to the operation of the Fund. The Trustees also considered the specific responsibilities the Adviser undertakes with respect to the day-to-day management of the Fund, as well as the qualifications and experience of the Adviser, the Fund’s portfolio managers and other key personnel of the Adviser involved in the day-to-day management of the Fund. The Board also considered the resources, policies, procedures, and infrastructure of the Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s commitment to those programs. The Board noted that there were currently no known pending regulatory actions by the Securities and Exchange Commission or other regulatory agencies involving the Adviser, or the Fund. The Board concluded that the Adviser’s key personnel had sufficient expertise necessary to continue to serve as investment adviser to the Fund, that the Adviser continues to invest in personnel and other resources to ensure the Fund receives quality services, and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

Dynamic Alternatives Fund

Approval of Advisory Agreement (Unaudited) (Continued)

Performance. The Board considered the Fund’s performance against both its benchmark indexes (the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index) and in comparison to a peer group of closed-end funds with similar investment objectives and strategies, as selected by the Adviser (the “Peer Group”). The Board observed that the Fund had outperformed the Bloomberg U.S. Aggregate Bond Index over the one-year and since inception periods ended June 30, 2024 but underperformed the MSCI All Country World Index over the one-year and since inception periods ended June 30, 2024. The Board also reviewed the performance of the Fund’s allocations to private credit, private equity, hedge fund and strategic credit investments against strategy-specific benchmarks. The Board noted that the Fund’s private credit investments had outperformed the private credit benchmark over the year-to-date and since inception periods ended June 30, 2024, the Fund’s private equity investments had outperformed the private equity benchmark over the year-to-date and one-year periods ended June 30, 2024, the Fund’s hedge fund investments outperformed the hedge fund benchmark over the year-to-date and since inception periods ended June 30, 2024, and the Fund’s structured credit investments outperformed the structured credit benchmark over the year-to-date and since inception periods ended June 30, 2024. The Board also considered the Fund’s performance over the one-year period relative to the Peer Group and noted that the Fund’s returns were in line with the Peer Group average. With regard to the Peer Group, the Board noted that the funds in the Peer Group are all semi-liquid funds that calculate performance at different intervals.

After considering all of the information the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Fees and Expenses. The Board considered the fee rate charged by the Adviser to the Fund and the Fund’s overall net expense ratio, taking into consideration the expense limitation agreement between the Fund and the Adviser. As to the costs of the services provided and profits realized by the Adviser in connection with the Advisory Agreement, the Board considered the advisory fee for the Fund and total expense ratio of the Fund relative to the Peer Group. The Board considered that the Adviser charges an advisory fee of 1.00% of the Fund’s average net assets and that the Adviser has agreed to reimburse the Fund in order to limit the Fund’s total operating expenses, exclusive of certain transactional and other expenses, to 1.75% of the Fund’s average daily net assets. The Board considered that the advisory fee and estimated total net expense ratio for the Fund was within the range of advisory fees and total expense ratios reflected in the Peer Group and below the average advisory fee and average total expense ratio of the Peer Group. Lastly, the

Dynamic Alternatives Fund

Approval of Advisory Agreement (Unaudited) (Continued)

Board considered the range of advisory fees charged to the Adviser’s separate accounts, noting that while such separate accounts employ alternative investments, the accounts do not have the same investment objective or strategy as the Fund. The Board noted that the advisory fee for the Fund was within the range of advisory fees charged by the Adviser to its separate accounts. The Board concluded that the contractual advisory fee paid to the Adviser was fair and reasonable and that the overall expense ratio for the Fund was acceptable in light of these factors.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that most of the Fund’s operating expenses are fixed rather than variable and therefore, as the Fund’s size increases, each individual investor’s total expense ratio will decrease accordingly. The Board also noted that, although the Advisory Agreement does not have advisory fee breakpoints, the Adviser has contractually agreed to limit certain expenses of the Fund so that the Fund’s annual operating expenses do not exceed 1.75% of the Fund’s average daily net assets. Based upon its review and discussion, the Board determined that, while fee breakpoints were not currently necessary for the Fund, they would continue to review whether breakpoints should be incorporated in the future. After further discussion, the Board concluded that the current fee structure was reasonable.

Profitability. The Board reviewed the Adviser’s profitability analysis for the one-year period ended June 30, 2024 in connection with the advisory services provided to the Fund. The Board observed that while the Fund charges an advisory fee, clients of the Adviser did not pay additional fees at the separately managed account level on assets invested in the Fund. The Board concluded that the Adviser’s fees and the profits obtained by the Adviser from the Fund were not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Dynamic Alternatives Fund

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Fund. Each Trustee serves as a trustee until termination of the Fund unless the Trustee dies, resigns, retires or is removed.

The Board is currently comprised of three Independent Trustees and one trustee who is considered an “interested person” of the Fund (the “Interested Trustee”). The business address of the Trustees is c/o Hamilton Capital, LLC, 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220.

The following tables provide information regarding the Trustees and officers of the Fund:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Interested Trustee
Jeffrey G. Wilkins(2) Born: 1975	Interested Trustee; Chairman; President and Principal Executive Officer	Since 2021, indefinite	Deputy Chief Investment Officer and Managing Director, Hamilton Capital, LLC, (since August 2010).	1	None.
Independent Trustees
Michael S. Jordan Born: 1971	Independent Trustee	Since 2021, indefinite	Partner, Seyfarth Shaw LLP (since 2022); Partner, Ice Miller LLP (law firm, formerly Schottenstein, Zox & Dunn) (1997-2022); Managing Partner, Ice Miller LLP (2019-2021).	1	None.
Carrie J. Thome Born: 1968	Independent Trustee	Since 2021, indefinite	Managing Director, NVNG Investment Advisors, LLC (since 2019); Wisconsin Alumni Research Foundation, Chief Investment Officer (2007-2019).	1	Madison Funds (15) (2017- 2022); Ultra Series Fund (14) (2017- 2022).

Dynamic Alternatives Fund

Trustees and Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Jeremy M. Getson Born: 1971	Independent Trustee	Since 2024, indefinite	Head of Investor Relations, Northlight Capital Partners LLC (since August 2022); Partner AQR Capital Management (2004-2022)	1	None.

(1)	Under the Fund’s Declaration of Trust, a Trustee serves until his or her successor is elected and qualified, or until his or her removal, resignation, death, incapacity or declaration as bankrupt or retirement from the Board. While the Board has discretion to institute a retirement policy, it has not yet done so.
(2)	Mr. Wilkins is considered an “interested person” because of his affiliation with the Adviser.

The following table provides information regarding the officers of the Fund. With the exception of Messrs. Wilkins and Leuby, the business address of each of the officers is c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The business address of Messrs. Wilkins and Leuby is c/o Hamilton Capital, LLC, 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Jeffrey G. Wilkins Born: 1975	President	Since 2021, indefinite	Deputy Chief Investment Officer and Managing Director, Hamilton Capital, LLC (since August 2010).
Zachary Richmond Born: 1980	Treasurer	Since 2021, indefinite	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (since 2019); Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 – 2019).

Dynamic Alternatives Fund

Trustees and Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Dan Ellenwood Born: 1969	Chief Compliance Officer	Since 2024, indefinite	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).
Kent Barnes Born: 1968	Secretary	Since 2024, indefinite	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (since 2023); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018).
William A. Leuby Born: 1957	Assistant Secretary	Since 2021, indefinite	Senior Vice President, General Counsel and Chief Compliance Officer, Hamilton Capital, LLC (since 1997).
John Reep Born: 1978	Assistant Secretary	Since 2023, indefinite	Associate Legal Counsel, Ultimus Fund Solutions, LLC (since 2022); Associate Controller, JP Morgan Chase (2021-2022); Senior Accountant, Washington Prime Group (2019-2021); Tax Adviser, Cardinal Health (2018- 2019)
Deryk Jones Born: 1988	Anti-Money Laundering Compliance Officer	Since 2021, indefinite	Compliance Analyst, Northern Lights Compliance Services, LLC (since 2018); prior thereto, student.

(1)	Under the Fund’s By-Laws, an officer holds office for one year and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available on the Fund’s website at www.dynamicalternativesfund.com or you may call toll-free at (833) 617-2624 to request a free copy of the SAI or to make shareholder inquiries.

Dynamic Alternatives Fund

Dividend Reinvestment Plan (Unaudited)

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of full and fractional shares equal to the amount of the distribution on that participant’s shares divided by the immediate post-distribution NAV per share.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and shares of the Fund. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 541150, Omaha, Nebraska 68154 or 833-617-2624.

PRIVACY NOTICE

FACTS	WHAT DOES DYNAMIC ALTERNATIVES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dynamic Alternatives Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Dynamic Alternatives Fund
What we do
How does Dynamic Alternatives Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dynamic Alternatives Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Dynamic Alternatives Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	●	Dynamic Alternatives Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Dynamic Alternatives Fund does not jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (833) 617-2624 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Jeffrey G. Wilkins, Chairman

Michael S. Jordan

Carrie J. Thome

Jeremy M. Getson

OFFICERS

Jeffrey G. Wilkins, President and Principal Executive Officer

Zachary P. Richmond, Treasurer and Principal Financial Officer

Dan Ellenwood, Chief Compliance Officer

Kent Barnes, Secretary

INVESTMENT ADVISER

Hamilton Capital, LLC

5025 Arlington Centre Boulevard, Suite 300

Columbus, OH 43220

DISTRIBUTOR

Ultimus Fund Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1835 Market Street

Philadelphia, PA 19103

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

Fifth Third Bank

38 Fountain Square

Cincinnati, OH 45263

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Dynamic-AR-24

(b) NOT APPLICABLE

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Carrie J. Thome, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant

Dynamic Alternatives Fund:	FY 2024	$35,000
	FY 2023	$25,000

(b)	Audit-Related Fees

Registrant

Dynamic Alternatives Fund:	FY 2024	$0
	FY 2023	$0

(c)	Tax Fees

Registrant

Dynamic Alternatives Fund:	FY 2024	$5,000
	FY 2023	$5,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Dynamic Alternatives Fund:	FY 2024	$0
	FY 2023	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Fund, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

None of the services described in paragraph (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of rule 2-01 of Regulation S-X.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates
FY 2024	$5,000
FY 2023	$5,000

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s proxy voting policies and procedures as well as its adviser’s policies and procedures are attached hereto as Appendix A.

Item 13. Portfolio Managers of Closed-End Investment Companies.

(a)(1) Portfolio Manager and Business Experience. As of the date of the filing of this Report on Form N-CSR, Lee J. Caleshu, Antonio Caxide, Francis Chu and Jeffrey G. Wilkins are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”).

Lee J. Caleshu joined the Adviser in 2019, where he currently serves as a Deputy Chief Investment Officer and a Managing Director. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Caleshu is a CFA® charterholder with more than 20 years of investment management experience. He has managed portfolios for both private clients and institutions. His expertise lies in researching and directing investments across multiple asset classes, including public equities, public bonds, as well as alternative vehicles such as real assets, hedge funds and private equity funds. Mr. Caleshu graduated cum laude from Tulane University with a finance major.

Antonio Caxide joined the Adviser in 2009, where he serves as the Chairman of the Senior Investment Council. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Caxide is a CFA® charterholder with more than 35 years of worldwide investment management experience with equity, fixed income and alternative investment portfolios, including in both public and private markets. He has managed assets for insurance, pension, corporate and retail clients. Mr. Caxide has an MBA degree in finance and investments and B.S. degrees from the University of Connecticut.

Francis Chu joined the Adviser in 2021, where he currently serves as a Managing Director of Portfolio Management. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Chu is a CFA® charterholder with more than 22 years of experience and he has investment management expertise in both traditional and alternative assets (hedge funds & private equity). Over his career, Mr. Chu has advised clients, led investment processes, and managed portfolios at RIA’s and Family Offices. Mr. Chu holds a Bachelor of Science magna cum laude from New York University, Stern School of Business.

Jeffrey G. Wilkins joined the Adviser in 2010, where he currently serves as a Deputy Chief Investment Officer and a Managing Director. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Wilkins has more than 15 years of active investment and business leadership experience. He has directed the investment and management of a number of public asset classes, including high-yield bonds, energy infrastructure, U.S. mid-cap and Japan stocks. He has also led research into alternative asset classes, such as real estate, private-equity, and Sub-Saharan African equities. Prior to joining the Adviser, Mr. Wilkins made active investments in several private companies and real estate ventures and co-founded a venture-backed technology business. He holds an MBA with distinction from The Ross School of Business at the University of Michigan and a bachelor’s degree magna cum laude from The University of Arizona.

All team members share investment decision making responsibilities with respect to the Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

(a)(2) Other Accounts Managed by the Portfolio Managers. The chart below shows the number of other accounts managed by the Portfolio Manager as of September 30, 2024.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Antonio Caxide	$0	$0	$3,955,751,851
Jeffrey G. Wilkins	0	0	3,955,751,851
Lee Caleshu	0	0	3,955,751,851
Francis Chu	0	0	3,955,751,851

Potential Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

(a)(3) Compensation of the Management Team. During the Reporting Period, each portfolio manager is compensated by the Adviser through a combination of fixed salary and benefits, and the potential for bonus and deferred compensation. In determining each portfolio manager’s compensation, the Adviser considers the portfolio manager’s credentials and track-record as well as value-added and competitive market conditions. Actual absolute and relative returns of portfolios managed by the portfolio manager are used to determine any payouts for bonus and deferred compensation.

(a)(4) Beneficial Ownership by Portfolio Managers. As of September 30, 2023, the shares owned by each Portfolio Manager were as follows:

Team Member	Dollar Range of Equity Securities in the Fund as of September 30, 2023
Antonio Caxide	None
Jeffrey G. Wilkins	$100,001-$500,000
Lee Caleshu	None
Francis Chu	$100,001-$500,000

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE

Item 15. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Fund with respect to the Fund for which this Form N-CSR is being filed.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dynamic Alternatives Fund

By:	/s/ Jeffrey G. Wilkins
Jeffrey G. Wilkins, President and Principal Executive Officer

Date:	12/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey G. Wilkins
Jeffrey G. Wilkins, President and Principal Executive Officer

Date:	12/5/2024

By:	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date:	12/5/2024